Exhibit 10.3
THIS STOCK APPRECIATION RIGHT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. THIS STOCK APPRECIATION RIGHT MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED EXCEPT (1) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OR (2) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES AND OTHER JURISDICTIONS, AND IN THE CASE OF A TRANSACTION EXEMPT FROM REGISTRATION, UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO IT THAT SUCH TRANSACTION DOES NOT REQUIRE REGISTRATION UNDER THE SECURITIES ACT AND SUCH OTHER APPLICABLE LAWS. THE TRANSFER OF THIS STOCK APPRECIATION RIGHT IS SUBJECT TO CERTAIN RESTRICTIONS SET FORTH IN A SECURITIES PURCHASE AGREEMENT BETWEEN THE COMPANY AND THE PURCHASER OF THIS STOCK APPRECIATION RIGHT. THE COMPANY AND ITS TRANSFER AGENT WILL NOT BE OBLIGATED TO RECOGNIZE OR GIVE EFFECT TO ANY TRANSFER MADE IN VIOLATION OF SUCH RESTRICTIONS. A COPY OF SUCH RESTRICTIONS MAY BE OBTAINED FROM THE COMPANY UPON WRITTEN REQUEST.
STOCK APPRECIATION RIGHT

Date of Issuance: , 2010	Certificate No. S-
     FOR VALUE RECEIVED, Borders Group, Inc., a Michigan corporation (the “Company”), hereby grants to LeBow Gamma Limited Partnership, a Delaware limited partnership, and its successors and permitted assigns (the “Holder”), the right to receive from the Company an amount, payable as provided herein, determined by multiplying (a) 35,130,000 Share Equivalents by (b) an amount equal to the excess, if any, of (i) the Average VWAP for the 20 Trading Days preceding, but not including, the date the applicable Exercise Notice is delivered to the Company over (ii) $2.25 (as adjusted from time to time hereunder, the “Base Price”). The number of Share Equivalents and the Base Price are subject to adjustment pursuant to provisions contained in this Stock Appreciation Right.
     This Stock Appreciation Right was issued pursuant to that certain Securities Purchase Agreement dated as of                     , 2010 (the “Securities Purchase Agreement”) by and between the Company and the Holder. For the avoidance of doubt, this Stock Appreciation Right is the “Stock Appreciation Right” referred to in the Securities Purchase Agreement. The Securities Purchase Agreement contains terms and conditions governing the rights of the Holder with respect to this Stock Appreciation Right, and all provisions of the Securities Purchase Agreement are hereby incorporated herein in full by reference.
     Certain capitalized terms used in this Stock Appreciation Right are defined in Section 4. Unless otherwise indicated herein, capitalized terms used in this Stock Appreciation Right have the same meanings set forth in the Securities Purchase Agreement.
     This Stock Appreciation Right is subject to the following provisions:

     Section 1. Exercise of Stock Appreciation Right.
     1.1 Exercise Period. The Holder may exercise the rights represented by this Stock Appreciation Right in accordance with Section 1.2 at any time and from time to time after June 1, 2011 to and including the fifth anniversary of the Date of Issuance (the “Exercise Period”).
     1.2 Exercise Procedure.
     (a) The Holder may exercise the rights represented by this Stock Appreciation Right to cause the Company to redeem this Stock Appreciation Right in whole or in part pursuant to this Section 1.2.
     (b) This Stock Appreciation Right will be deemed to have been exercised when the Company has received all of the following items (the “Exercise Time”):
     (i) a completed Exercise Notice in substantially the form attached as Exhibit I (an “Exercise Notice”) executed by the Person exercising all or part of the rights represented by this Stock Appreciation Right (the “Exercising Person”);
     (ii) this Stock Appreciation Right; and
     (iii) if this Stock Appreciation Right is not registered in the name of the Exercising Person, subject to compliance with Section 6, an Assignment in substantially the form attached as Exhibit II evidencing the assignment of this Stock Appreciation Right to the Exercising Person.
     1.3 Redemption of Stock Appreciation Right and Payment of Exercise Amount.
     (a) Subject to Section 1.3(c), in the event that this Stock Appreciation Right is exercised in accordance with Section 1.2 on or after April 1, 2014 (or such earlier date as all indebtedness and other amounts outstanding under the Loan Documents has been repaid in full), the Company will promptly, and in any event within five Business Days, redeem the portion of this Stock Appreciation Right exercised in accordance with Section 1.2 and pay to the Exercising Person an amount (the “Exercise Amount”) in cash equal to (a) the number of Share Equivalents for which this Stock Appreciation Right is being exercised, as set forth in the applicable Exercise Notice, multiplied by (b) an amount equal to the excess, if any, of (i) the Average VWAP for the 20 Trading Days preceding, but not including, the date upon which the applicable Exercise Notice is delivered to the Company over (ii) the Base Price as then in effect. The Exercise Amount will be paid by the Company to the Exercising Person pursuant to this Section 1.3(a) by wire transfer of immediately available funds to a bank account designated by the Exercising Person in its Exercise Notice.
     (b) Subject to Section 1.3(c), in the event that this Stock Appreciation Right is exercised in accordance with Section 1.2 prior to April 1, 2014, the Company will pay the Exercise Amount by delivery to the Exercising Person of a promissory note (an “Exercise Note”) having an initial principal amount equal to Exercise Amount. Each Exercise Note will provide that the Company will redeem the portion of the Stock Appreciation Right exercised in accordance with Section 1.2 on April 1, 2014, will provide for a single payment of principal on April 1, 2014 and will bear interest at a rate per annum (payable on maturity) that is 2% greater than the highest rate of interest payable under any debt facility or debt instrument issued by the Company that ranks senior to this Stock Appreciation Right; provided that such interest rate can never be lower than 10%. Each Exercise Note will provide for customary events of default, will require payment in full upon any the occurrence of any Change in Control Event and may be prepaid by the Company at any time prior to maturity without premium or penalty. The Company will use its reasonable best efforts to promptly cause each Exercise Note to be secured by a third priority security interest in and to the collateral securing the Company’s obligations under the Loan Documents (including any amendments thereto), or any definitive documentation that has since the date hereof and prior to the Exercise Time been entered into in connection with any refinancing thereof; provided that in the event the Company has not been able to secure the Exercise Notes prior to the date of its next refinancing, the Company will cause the Exercise Notes to be secured by a third priority security interest in and to the collateral securing the Company’s obligations under any definitive documentation entered into in connection with such refinancing. Each Exercise Note will be delivered to the Exercising Person promptly and in any event within five Business Days after the date of the exercise of this Stock Appreciation Right in accordance with Section 1.2.
     (c) If a portion of this Stock Appreciation Right is exercised in accordance with Section 1.2, and notwithstanding Sections 1.3(a) and 1.3(b), the Board of Directors determines in good faith based upon the written advice of an external independent financial advisor and an external independent legal advisor, each such advisor to be reasonably acceptable to the Holder, that the payment of all or a portion of the Exercise Amount (such portion or full amount, the “Adverse Exercise Amount”) in cash or by delivery of an Exercise Note accordance with Section 1.3(a) or 1.3(b), as applicable, would render the Company insolvent under applicable law or cause the directors of the Company under applicable law to become personally liable for the payment of an unlawful dividend or distribution (in either case, an “Adverse Event”), then the Company may pay solely the Adverse Exercise Amount (any such other portion of the Exercise Amount due and payable hereunder, if applicable, to be paid by the Company to the Exercising Person in accordance with Sections 1.3(a) and 1.3(b), as applicable) by, at the Exercising Person’s option, (i) delivery of an appropriate substitute instrument to be mutually agreed by the parties in good faith, with such instrument to have an aggregate face value equal to the Adverse Exercise Amount and which shall also include, if applicable, interest payable at a rate per annum (payable on maturity) that is 4% greater than the highest rate of interest payable under any debt facility or debt instrument issued by the Company that ranks senior to this Stock Appreciation Right; provided that such interest rate can never be lower than 12% or (ii) delivery to the Exercising Person Common Shares having an aggregate Fair Market Value determined as of the date of issuance by the Company to the Exercising Person equal to the Adverse Exercise Amount. The Company will use reasonable best efforts to cause any instrument delivered to the Holder pursuant to paragraph (i) hereof, to the extent applicable, to promptly be secured by a third priority security interest in and to the collateral securing the Company’s obligations under the Loan Documents (including any amendments thereto), or any definitive documentation that has since the date hereof and prior to the Exercise Time been entered into by the Company in connection with any refinancing thereof; provided that in the event the Company has not been able to pay in full the amount outstanding thereunder prior to the date of its next refinancing, the Company will pay to the Exercising Person as of the date of such refinancing the full Adverse Exercise Amount in cash in immediately available funds. A certificate or certificates evidencing any Company Shares issued by the Company pursuant to this Section 1.3(c) will be delivered to the Exercising Person promptly and in any event within five Business Days after the date of the exercise of this Stock Appreciation Right in accordance with Section 1.2. As soon as practicable following the issuance of such Common Shares, the Company will use its reasonable best efforts in accordance with Article V of the Securities Purchase Agreement to file with the SEC and cause to become effective a registration statement covering the public resale of such Company Shares by the Exercising Person.

     (d) Notwithstanding anything to the contrary herein, upon the occurrence of a Change of Control Event, the Company will redeem the portion of the Stock Appreciation Right then outstanding and will pay to the Exercising Person as of the date of such Change of Control Event, an amount in cash in immediately available funds equal to (i) the number of Share Equivalents pursuant to this Stock Appreciation Right that are outstanding, multiplied by (ii) an amount equal to the excess, if any, of (A) the Average VWAP for the 20 Trading Days preceding, but not including, the date upon which the applicable Exercise Notice is delivered to the Company over (B) the Base Price as then in effect.
     1.4 Right to Issue Substitute Warrants. The Company will have the right to (subject to applicable law and the rules of the Trading Market), at any time, and from time to time on or prior to June 1, 2011, to duly call and convene a meeting of the shareholders of the Company and to seek at such meeting the consent of the shareholders of the Company to the issuance of a stock purchase warrant (the “Substitute Warrant”) exercisable to purchase 35,130,000 Common Shares and to the issuance of the underlying Common Shares (as adjusted for stock splits, stock dividends, subdivisions and combinations of Common Shares) as a substitute for this Stock Appreciation Right. The Substitute Warrant will be substantially in the form of the Warrant attached hereto as Exhibit III, with such rights (including those with respect to adjustment of the exercise price and number warrant shares issuable) provided therein to be deemed operative from the Date of Issuance hereunder.
     1.5 No Purchases of Common Shares. By delivery of an Exercise Notice pursuant to Section 1.2, the Exercising Person will be deemed to have represented and warranted to the Company that neither the Exercising Person or any of its Affiliates, nor any Group of which the Exercising Person or any of its Affiliates is a member, has, during the period during which the Average VWAP has been calculated in connection with such Exercise Notice, acquired any Common Shares or established or increased, directly or indirectly, a call equivalent position, as defined in Rule 16(a)-1(b) under the Exchange Act, with respect to the Company’s equity securities.
     1.6 Automatic Exercise. Notwithstanding anything to the contrary herein, if all or any portion of this Stock Appreciation Right has not been exercised in accordance with the terms of this Stock Appreciation Right prior to the day immediately preceding the fifth anniversary of the Date of Issuance (the “Automatic Exercise Date”), and if as of such date, the Average VWAP exceeds the Base Price, then the then-unexercised portion of this Stock Appreciation Right will be automatically exercised in accordance with Section 1.2.
     Section 2. Adjustment of Base Price and Number of Share Equivalents.
     2.1 Stock Dividends and Other Transactions. In case the Company (a) pays a dividend in Common Shares or make a distribution in Common Shares to holders of its outstanding Common Shares, (b) subdivides its outstanding Common Shares into a greater number of shares, (c) combines its outstanding Common Shares into a smaller number of Common Shares, or (d) issues any shares of its capital stock in a reclassification of the Common Shares, then the number of Share Equivalents subject to this Stock Appreciation Right immediately prior thereto will be adjusted appropriately to take into account such event. Upon each such adjustment pursuant to this Section 2.1 of the number of Share Equivalents subject to this Stock Appreciation Right, the Base Price will be adjusted by multiplying the Base Price in effect immediately prior to such adjustment by a fraction, the numerator of which will be the number of Share Equivalents subject to this Stock Appreciation Right immediately before such adjustment and the denominator of which will be the number of Share Equivalents subject to this Stock Appreciation Right immediately after such adjustment. An adjustment made pursuant to this Section 2.1 will become effective at the close of business on the date such event becomes effective.

     2.2 Issuance of Rights. Except in connection with the Rights Offering (in accordance with the terms and conditions set forth in Section 6.5 of the Securities Purchase Agreement), if and whenever on or after the Date of Issuance of this Stock Appreciation Right the Company issues rights, options or warrants to purchase Common Shares to all or substantially all of the holders of Common Shares (such rights, options or warrants being herein called “Rights”) providing for an exercise or conversion price per share less than the then current Fair Market Value (the “Exercise Price”), then immediately upon such issuance, the Base Price will be reduced to the Base Price determined by multiplying the Base Price in effect immediately prior to such issuance or sale by a fraction, the numerator of which will be the sum of (a) the number of Common Shares Deemed Outstanding immediately prior to such issuance multiplied by the Exercise Price, plus (b) the consideration, if any, received by the Company upon such issuance, and the denominator of which will be the product derived by multiplying the Exercise Price times the number of shares of Common Shares Deemed Outstanding immediately after such issuance or sale. Upon each such adjustment of the Base Price pursuant to this Section 2.2, the number of Share Equivalents subject to this Stock Appreciation Right will be the number of Share Equivalents subject to this Stock Appreciation Right immediately prior to such adjustment multiplied by a fraction, the numerator of which will be the Base Price in effect immediately before such adjustment and the denominator of which will be the Base Price in effect immediately after such adjustment.
     2.3 Dividends and Distributions. If the Company fixes a record date for the payment of a dividend or the making of a distribution with respect to all or substantially all of its Common Shares of securities, evidences of indebtedness, assets, cash or rights (other than (i) a dividend or distribution covered by Section 2.1(a) or (ii) in connection with an Exempt Issuance), the Base Price to be in effect after the record date for such dividend or distribution will be determined by multiplying (a) the Base Price in effect immediately prior to such record date by (b) a fraction, the numerator of which will be the Fair Market Value per Common Share as of the last trading day before the date (the “ex-date”) on which the Common Shares first trade without the right to receive such dividend or distribution, less the Fair Market Value of the cash, securities (other than Common Shares) or other property paid per share in such dividend or distribution, and the denominator of which will be the Fair Market Value per Common Share as of the last trading day before the ex-date. Upon any adjustment of the Base Price pursuant to this Section 2.3, the total number of Share Equivalents subject to this Stock Appreciation Right will be such number of Share Equivalents subject to this Stock Appreciation Right immediately prior to such adjustment multiplied by a fraction, the numerator of which will be the Base Price in effect immediately before such adjustment and the denominator of which will be the Base Price in effect immediately after such adjustment.
     2.4 Tender Offers. If a publicly-announced tender offer made by the Company or any of its Subsidiaries for all or any portion of the Common Shares expires and tendering holders of Common Shares are paid aggregate consideration when paid which exceeds the aggregate Fair Market Value based on the Fair Market Value of the Common Shares acquired in such tender offer as of the last trading date before the date on which such tender offer is first publicly announced (such excess, the “Excess Tender Amount”), then the Base Price to be in effect after the tender offer expires will be determined by multiplying (a) the Base Price in effect immediately prior to such adjustment by (b) a fraction, the numerator of which will be the Fair Market Value per Common Share as of the last trading day before the date on which such tender offer is first publicly announced less the Excess Per Pro Forma Share, and the denominator of which will be the Fair Market Value per Common Share as of the last trading day before the date on which such tender offer is first publicly announced. As used herein, “Excess Per Pro Forma Share” means (i) the Excess Tender Amount divided by (ii) the number of Common Shares outstanding at expiration of the tender offer after giving pro forma effect to the purchase of shares in the tender offer. Upon any adjustment of the Base Price pursuant to this Section 2.4, the total number of Share Equivalents subject to this Stock Appreciation Right will be such number of Share Equivalents subject to this Stock Appreciation Right immediately prior to such adjustment multiplied by a fraction, the numerator of which will be the Base Price in effect immediately before such adjustment and the denominator of which will be the Base Price in effect immediately after such adjustment.
     2.5 Notice of Adjustment. Whenever the number of Share Equivalents or the Base Price is adjusted, as herein provided, the Company will promptly mail by registered or certified mail, return receipt requested, to the Holder notice of such adjustment or adjustments setting forth the number of Share Equivalents subject to this Stock Appreciation Right and the Base Price of such Share Equivalents after such adjustment, setting forth a brief statement of the facts requiring such adjustment and setting forth the computation by which such adjustment was made. Such notice, in the absence of manifest error, will be conclusive evidence of the correctness of such adjustment.
     Section 3. Notice of Corporate Action. If at any time:
     (a) the Company takes a record of the holders of its Common Shares for the purpose of entitling them to receive a dividend or other distribution, or any right to subscribe for or purchase any evidences of its indebtedness, any shares of stock of any class or any other securities or property, or to receive any other right,
     (b) there is a Change of Control Event; or
     (c) there is a voluntary or involuntary dissolution, liquidation or winding up of the Company, then, in any one or more of such cases, the Company will give to the Holder, if lawful and practicable to do so, at least 10 days’ prior written notice of the date on which a record date will be selected for such dividend, distribution or right or for determining rights to vote in respect of any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, liquidation or winding up, and in the case of any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up, at least 10 days’ prior written notice of the date when the same will take place. Such notice in accordance with the foregoing clause also will specify (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, the date on which the holders of Common Shares will be entitled to any such dividend, distribution or right, and the amount and character thereof and (ii) the date on which any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up is to take place and the time, if any such time is to be fixed, as of which the holders of Common Shares will be entitled to exchange their Common Shares for securities or other property deliverable upon such disposition, dissolution, liquidation or winding up. Each such written notice will be sufficiently given if addressed to the Holder at the last address of the Holder appearing on the books of the Company and delivered in accordance with Section 8.
     Section 4. Definitions. The following terms have meanings set forth below:
     “Average VWAP” means the price of a Common Share calculated based on the average of the daily volume weighted average prices of the Common Shares as reported by Bloomberg L.P. (based on trades of Common Shares executed during each Trading Day from 9:30 a.m. (New York City time) to 4:00 p.m. (New York City time)) for the 20 Trading Days preceding, but not including, the date on which an Exercise Notice is delivered to the Company in accordance with Section 1.2.
     “Change of Control Event” means an event or series of events constituting or resulting in a “change in control” as defined in the Loan Documents (including any amendments thereto) or as defined in any successor definitive documentation that is entered into by the Company in connection with any refinancing of the Loan Documents.
     “Common Shares” means the common shares of the Company, no par value per share.
     “Common Shares Deemed Outstanding” means, at any given time, the number of Common Shares actually outstanding at such time, plus the number of Common Shares deemed to be outstanding pursuant to Section 2.2, regardless of whether the Rights are actually exercisable at such time.
     “Fair Market Value” means:
     (a) in the case of the Common Shares, the closing price of the Common Shares on the Trading Market on the immediately preceding Business Day of the event in question;
     (b) in the case of cash, the amount thereof; and
     (c) in the case of any property other than Common Shares or cash, the value of such property as determined in good faith by the Board of Directors of the Company.
     If at any time the Common Shares are not listed on any Trading Market, the “Fair Market Value” will be the fair market value thereof determined jointly by the Company and the Holder. If the parties are unable to reach agreement within a reasonable period of time, such Fair Market Value will be determined by an appraiser jointly selected by the Company and the Holder. The determination of such appraiser will be final and binding upon the parties, and the fees and expenses of such appraiser will be borne equally by the Company and the Holder.
     “Share Equivalent” means a right to receive a contingent redemption obligation of the Company and payment from the Company upon the exercise of this Stock Appreciation Right to the extent that the value of one Common Share determined based on the Average VWAP, exceeds the Base Price as then in effect. Share Equivalents will be deemed solely a right to receive such a payment upon the exercise of this Stock Appreciation Right and in no event will the Holder or any Exercising Party have the right to acquire any Common Shares or other equity securities of the Company pursuant to this Stock Appreciation Right or have any other rights as a shareholder of the Company by reason of this Stock Appreciation Right.
     “Trading Day” means a regular trading day on the Trading Market.
     Section 5. No Voting Rights; Limitations of Liability. This Stock Appreciation Right will not entitle the Holder to any voting rights or other rights as a shareholder of the Company. No provision hereof, and no enumeration herein of the rights or privileges of the Holder, will give rise to any liability of the Holder as a shareholder of the Company.
     Section 6. Stock Appreciation Right Transferable; Restrictions. Subject to the transfer conditions and restrictions referred to in the legend endorsed hereon and in Section 6.4 of the Securities Purchase Agreement, this Stock Appreciation Right and all rights hereunder are transferable, in whole or in part, without charge to the Holder, upon surrender of this Stock Appreciation Right with a properly executed Assignment in substantially the form of Exhibit II at the principal office of the Company. The Holder acknowledges and agrees that this Stock Appreciation Right, if not registered, will have the restrictions upon resale imposed by state and federal securities laws and each Stock Appreciation Right exchangeable in accordance with Section 8 will bear a legend in the following form:

“THIS STOCK APPRECIATION RIGHT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. THIS STOCK APPRECIATION RIGHT MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED EXCEPT (1) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OR (2) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES AND OTHER JURISDICTIONS, AND IN THE CASE OF A TRANSACTION EXEMPT FROM REGISTRATION, UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO IT THAT SUCH TRANSACTION DOES NOT REQUIRE REGISTRATION UNDER THE SECURITIES ACT AND SUCH OTHER APPLICABLE LAWS. THE TRANSFER OF THIS STOCK APPRECIATION RIGHT IS SUBJECT TO CERTAIN RESTRICTIONS SET FORTH IN A SECURITIES PURCHASE AGREEMENT BETWEEN THE COMPANY AND THE PURCHASER OF THIS STOCK APPRECIATION RIGHT. THE COMPANY AND ITS TRANSFER AGENT WILL NOT BE OBLIGATED TO RECOGNIZE OR GIVE EFFECT TO ANY TRANSFER MADE IN VIOLATION OF SUCH RESTRICTIONS. A COPY OF SUCH RESTRICTIONS MAY BE OBTAINED FROM THE COMPANY UPON WRITTEN REQUEST.”
     Section 7. Stock Appreciation Right Exchangeable for Different Denominations. This Stock Appreciation Right is exchangeable, upon the surrender hereof by the Holder at the principal office of the Company, for new Stock Appreciation Rights of like tenor representing in the aggregate the rights hereunder, and each of such new Stock Appreciation Right will represent such portion of such rights as is designated by the Holder at the time of such surrender. The date the Company initially issues this Stock Appreciation Right will be deemed to be the “Date of Issuance” hereof regardless of the number of times new certificates representing the unexpired and unexercised rights formerly represented by this Stock Appreciation Right are issued.
     Section 8. Replacement of Securities. If any certificate or instrument evidencing this Stock Appreciation Right is mutilated, lost, stolen or destroyed, the Company will issue or cause to be issued in exchange and substitution for and upon cancellation thereof (in the case of mutilation), or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction, including an affidavit of loss and indemnity, which will not include a requirement to post bond. The applicant for a new certificate or instrument under such circumstances will also pay any reasonable third-party costs associated with the issuance of such replacement securities.
     Section 9. Notices. All notices referred to in this Stock Appreciation Right will be in writing and will be deemed to have been given when delivered in the manner and to the addresses provided in Section 7.3 of the Securities Purchase Agreement.
     Section 10. Amendments; Waivers. No provision of this Stock Appreciation Right may be waived, modified, supplemented or amended except in a written instrument signed, in the case of an amendment, by the Company and the Holder or, in the case of a waiver, by the party against whom enforcement of any such waived provision is sought. Subject to applicable law and the rules of the Trading Market, the Company and the Holder may at any time amend this Stock Appreciation Right. No waiver of any default with respect to any provision, condition or requirement of this Stock Appreciation

Right will be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor will any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right.
     Section 12. Headings. The headings herein are for convenience only, do not constitute a part of this Stock Appreciation Right and will not be deemed to limit or affect any of the provisions hereof.
     Section 13. Governing Law and Venue. All questions concerning the construction, validity, enforcement and interpretation of this Stock Appreciation Right will be governed by and construed and enforced in accordance with the internal procedural and substantive laws of the State of New York, without regard to the principles of conflicts of law thereof. The Company and, by its acceptance of this Stock Appreciation Right, the Holder each agrees that all legal proceedings concerning the construction, validity, enforcement and interpretation of this Stock Appreciation Right (whether brought against the Company or the Holder or their respective Affiliates, directors, officers, shareholders, employees or agents) will be solely and exclusively subject to the jurisdiction (a) in the United States District Court for the state of New York located in the Southern District of New York and (b) in a state court of the State of New York located in the county of New York. The Company and, by its acceptance of this Stock Appreciation Right, the Holder each hereby irrevocably and unconditionally submits to the exclusive jurisdiction of the foregoing courts for the adjudication of any dispute arising in connection with this Stock Appreciation Right and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or is an inconvenient venue for such proceeding. The Company and, by its acceptance of this Stock Appreciation Right, the Holder each hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service will constitute good and sufficient service of process and notice thereof. Nothing contained herein will be deemed to limit in any way any right to serve process in any other manner permitted by law.
     Section 14. WAIVER OF JURY TRIAL. IN ANY ACTION, SUIT OR PROCEEDING IN ANY JURISDICTION BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY, THE COMPANY AND, BY ITS ACCEPTANCE OF THIS STOCK APPRECIATION RIGHT, THE HOLDER EACH KNOWINGLY AND INTENTIONALLY, TO THE GREATEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY ABSOLUTELY, UNCONDITIONALLY, IRREVOCABLY AND EXPRESSLY WAIVES FOREVER TRIAL BY JURY.
     Section 15. Successors and Assigns. This Stock Appreciation Right will be binding upon the parties and their respective successors and assigns. The Company may not assign or delegate this Stock Appreciation Right or any rights or obligations hereunder without the consent of the Holder.
* * * * *

          IN WITNESS WHEREOF, the Company has executed and delivered this Stock Appreciation Right on                     , 2010.

BORDERS GROUP, INC.
By:
Name:
Title:

EXHIBIT I
FORM OF EXERCISE NOTICE
[To be executed only upon exercise of Stock Appreciation Right]
To BORDERS GROUP, INC.:
     The undersigned registered holder of the attached Stock Appreciation Right (the “Stock Appreciation Right”) hereby irrevocably exercises the Stock Appreciation Right with respect                      Share Equivalents (as defined in the Stock Appreciation Right) and requests that the applicable Exercise Amount (as defined in the Stock Appreciation Right) be delivered to the bank account indicated below.
     The undersigned hereby confirms the accuracy and completeness of the representation and warranty set forth in Section 1.5 of the Stock Appreciation Right with respect to the exercise of the Stock Appreciation Right pursuant to this notice.

Dated:

(Street Address)

(City) (State) (Zip Code)

     Bank Account Information:

EXHIBIT II
FORM OF ASSIGNMENT
To BORDERS GROUP, INC.:
     FOR VALUE RECEIVED, the undersigned registered holder of the attached Stock Appreciation Right (the “Stock Appreciation Right”) hereby sells, assigns and transfers unto                           the rights represented by the Stock Appreciation Right with respect to                      Share Equivalents (as defined in the Stock Appreciation Right) and appoints                      as its agent and attorney-in-fact to make such transfer on the books of Borders Group, Inc. maintained for such purpose, with full power of substitution in the premises.

Dated:

(Street Address)

(City) (State) (Zip Code)

12